Revenues	12 Months Ended
Dec. 31, 2024
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenues
5.5 Revenues
Revenues include both revenues from contracts with customers and other revenues (mainly subleases) which are out of scope from IFRS 15:

	Year ended December 31,
in € thousand	2024	2023	2022
Product sales	163,253	144,624	114,797
Other revenues from contracts with customers	5,622	8,075	245,709
Other non-IFRS 15 revenue	704	1,014	797
REVENUES	169,579	153,713	361,303

5.5.1 Product sales
The Group mostly generates product sales revenues from the sale of its commercialized travel vaccines and from the sale of third-party products.
The Group’s product sales contracts generally include one type of performance obligation. Revenue is recognized at the point in time when the identified performance obligation is transferred to the customer, either when the customer obtains control over the goods at the time of shipment or when the product is received by the customer, which generally happens within a few days, depending on the terms of the agreement. Sales contracts with retailers, the U.S. Department of Defense (DOD), and IXCHIQ distributors in the U.S. and Canada are shown as “direct product sales”, whereas sales to the other distributors are reported as “indirect sales - sales through distributors”.
Some of the Group’s product sales agreements include retrospective rebates, charge-back clauses, discounts, and under certain conditions return rights, which give rise to variable consideration under IFRS 15. The constraints on variable consideration (expected rebates, discounts and considerations for product returns) are taken into account and recognized on an accrual basis and reported as refund liabilities or as contract liabilities (for replacement doses) in the consolidated balance sheet.
In most cases, Valneva sells its products through retailers. When more than one party is involved in providing or distributing goods or services, the standard requires an entity to determine whether it and its retailers are principals or agents in these transactions by evaluating the nature of its promises to the customer. An entity is a principal if it controls a promised good or service before transferring that good or service to the customer. An entity is an agent if its role is to arrange for another entity to provide the goods or services. Indicators that control has been transferred are as follows: a) the retailer is primarily responsible for fulfilling the promise to its customers, b) the retailer has inventory risk, and c) the retailer has discretion in establishing the price for the sale to its customers. One of Valneva’s retailers has extensive rights to return and consequently takes no inventory risk and does not have the power to establish the price for sales to its customers. Therefore, this retailer acts as agent rather than as principal. All of Valneva’s other retailers act as principal. While revenue from product sales to principals is recognized when the control is transferred to the principals, revenue from product sales to agents are recognized when the control is transferred to the final customer, which occurs when the goods are delivered to the final customer. Distribution costs and other amounts payable to customers are deducted from the revenue from principals, and costs paid to agents are recognized as “Marketing and distribution expenses”.
Valneva also sells products acquired from third parties. Valneva considers that it is acting as principal given that it controls such products before transferring them to the final customer. More specifically, Valneva assumes the inventory risk before the goods are transferred to customers and has discretion in establishing prices for such goods. Revenue is recognized when the product is delivered to the customers. Products purchased from third parties are recognized as “inventory” in the balance sheets and when sold as “cost of goods” in the statements of income.
5.5.2 Other revenues
The Group generates other revenues from its products, product candidates and proprietary technologies. The contracts in place often include several different promised goods or services such as research licenses, commercial licenses, and further R&D services. The terms of such agreements include license fees received as initial fees, annual license maintenance fees, and fees to be paid upon achievement of milestones, as well as license option fees and fees for the performance of research services. In addition, the Group’s licensing arrangements generally provide for royalties payable on the licensee’s future sales of products developed within the scope of the license agreement. Furthermore, revenue recognized due to the termination of agreements is recognized in other revenues.
The Group’s existing license contracts provide distinct right to use licenses, and therefore revenue is recognized at the point in time at which the licensee is able to direct the use of and benefit from the license. The consideration for licensing contracts may consist of fixed and variable parts. In case of right-to-use licenses, the fixed part of the consideration is recognized at the point in time when the licensee is able to direct the use and benefit from the license. For any variable consideration, revenue is recognized at the point in time when the variable consideration constraint is removed.
Revenue for research and development services within the Group’s contracts currently in place is recognized over time. The progress is measured on an input basis (costs incurred related to total costs expected). This input method is considered an appropriate measure of the progress towards complete satisfaction of these performance obligations under IFRS 15.
Variable considerations are included in revenues only to the extent that it is highly probable that a significant reversal in the amount of the cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. At the end of each reporting period, the Group updates the estimated transaction price and its assessment of whether an estimate of variable consideration is constrained. Amounts allocated to a satisfied performance obligation are recognized as revenue, or as a reduction of revenue, in the period in which a change in estimate of variable consideration occurs. Revenues from license royalties are recognized when the underlying product sales occur.
Lyme - Pfizer Collaboration and License Agreement
In April 2020, Valneva signed the Collaboration and License Agreement with Pfizer to co-develop and commercialize the Group’s Lyme disease vaccine candidate (VLA15). This is classified as an agreement with a customer as defined by IFRS 15 guidance on revenue contracts with customers, and accordingly, amounts received by or payable to Valneva under the Collaboration and License Agreement are accounted for in the Group’s revenues.
In 2021 and 2022 several amendments were made to the Collaboration and License Agreement. This resulted in an increase in the expected payments to customer related to Valneva’s contribution to Pfizer’s future development costs.
As a result, Valneva considered the constraint to determine whether it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur. Valneva concluded that it is no longer highly probable that it will be entitled to the consideration as payments to customers might further increase in the future. Therefore, for the year ended December 31, 2022, the accumulated revenue recognized since the inception of the agreement with Pfizer amounting to €45.9 million was reversed as other revenues from contracts with customers. In the years ended December 31, 2024 and December 31, 2023, no revenues were recognized as Valneva determined that entitlement to the consideration is not yet highly probable, due to the possibility of increased payments to customers while R&D activities are progressing ahead of BLA licensure submission (including Phase 3 study) to FDA.

While license and equipment purchase orders were fulfilled in prior periods, the R&D activities and additional services were ongoing through 2024 and satisfy the performance obligation over time. During this period Valneva funded 40% of the remaining shared development costs. As of December 31, 2024, Valneva has completed its expected payment obligations of the Phase 3 costs to Pfizer.
Items not included in the transaction price as of December 31, 2024 are (i) $143 million from early commercialization milestones, (ii) royalties, ranging from 14% to 22%, and (iii) $100 million in sales based milestones,which will be recognized as and when they occur.
5.5.3 Disaggregated revenue information
The Group’s revenues are disaggregated as follows:
Type of goods or service

	Year ended December 31,
in € thousand	2024	2023	2022
IXIARO	94,069	73,483	41,349
DUKORAL	32,303	29,775	17,334
Third party products	33,185	35,675	26,545
IXCHIQ	3,696	—	—
VLA2001[1]	—	5,691	29,568
PRODUCT SALES	163,253	144,624	114,797
Royalties received	2,410	2,129	843
Revenues from shipping and handling	1,368	21	21
Milestone payment - licenses	712	3,637	(38,805)
Other services	1,133	2,288	283,650
thereof COVID-19	—	1,973	280,010
OTHER REVENUES FROM CONTRACTS WITH CUSTOMERS	5,622	8,075	245,709
Other non-IFRS 15 revenue	704	1,014	797
REVENUES	169,579	153,713	361,303
(1) Revenues from these products were derived from contractual arrangements and do not represent product sales.

In the year ended December 31, 2024 product sales for all active products increased by €18.6 million compared to the same period in 2023.
IXIARO sales showed a 28% increase in sales, which was the result of the U.S. Military returning to a more regular supply pattern and double-digit growth in the travel market..
DUKORAL sales in 2024 were 8% higher compared to 2023. This increase is a result of the significant recovery in the private travel market and price increases. Foreign currency fluctuations had an immaterial impact on DUKORAL sales.
The first IXCHIQ product sales were recorded in 2024, following the adoption of the U.S. Advisory Committee on Immunization Practices (ACIP)’s recommendations by the U.S. Centers for Disease Control and Prevention (CDC) in March 2024.
Third party product sales in 2024 were 7% lower compared to 2023, which was mainly driven by lower sales of Rabipur/RabAvert, following supply shortages primarily in the first quarter of the year.
Product sales for the COVID-19 vaccine VLA2001 product decreased by €5.7 million as the program was discontinued.
Revenues from shipping and handling increased in 2024 to €1.4 million due to a revised customer agreement including an additional charge for freight costs.
Revenues from milestone payments and licenses decreased by €2.9 million in 2024 compared to 2023, mainly resulting from lower revenue recognition related to the R&D collaboration activities for chikungunya with Instituto Butantan in Brazil.
Other revenues decreased from €2.3 million in 2023 to €1.1 million in 2024. This change is mainly due to the discontinuation of the VLA2001 program.
In the year ended December 31, 2022, other revenues from other services from contracts with customers were strongly influenced by one-off effects. An income of €169.2 million was related to the termination of the UK Supply Agreement and further €110.8 million to the termination of the EC APA . This was partially offset by €45.9 million of negative revenue for milestone payments and licenses due to an increase in the refund liability resulting from the amendment to the Collaboration and License Agreement with Pfizer.
Sales channels for product sales
Products are sold via the following sales channels:

	Year ended December 31,
in € thousand	2024	2023	2022
Direct product sales	137,889	119,305	75,968
Indirect product sales	25,365	25,320	38,828
TOTAL PRODUCT SALES	163,253	144,624	114,797
Geographical markets
In presenting information on the basis of geographical markets, revenue is based on the final location where Valneva’s distribution partner sells the product or where the customer/partner is located.

	Year ended December 31,
in € thousand	2024	2023	2022
United States	48,593	32,964	(23,803)
Canada	32,321	28,193	18,904
United Kingdom	19,489	20,266	181,129
Germany	18,374	13,503	68,529
Austria	15,897	14,583	21,793
Nordics	13,937	12,695	12,043
France	7,220	5,866	46,608
Other Europe	9,056	9,335	18,740
Rest of World	4,691	16,308	17,360
REVENUE TOTAL	169,579	153,713	361,303
Nordics includes Finland, Denmark, Norway and Sweden.

In the year ended December 31, 2024, total revenues increased by €15.9 million in comparison to the year ended December 31, 2023. Revenues from the United States, Germany, and Canada positively contributed to this result. Sales to the U.S. military increased considerably, primarily as a result of the U.S. military returning to a more regular supply pattern in 2024, while no sales to the U.S. military were recorded in the first half of 2023.
Revenues in the year ended December 31, 2022 were strongly influenced by one-off effects. Revenues from the United States included net negative revenue of €45.9 million as a result of the amendment to the Collaboration and License Agreement with Pfizer. Further 2022 revenues from the United Kingdom included non-product revenues of €169.2 million from the UK Authority following the UK Settlement Agreement. During 2022, Valneva also received a release of non-refundable advance payments from several EU member states, affecting specifically revenues from Germany, France, Austria, the Nordics, and Other Europe.
Information about major customers
The concentration risk from the customer portfolio of the Group is limited. In 2024, there was one single customer with a contribution exceeding 10% of the annual revenue (with a share of 14%).
Product sales to the largest customer amounted to €23.0 million in 2024 (2023: €17.7 million, 2022: €16.0 million). Other revenues from the largest customer amounted to €1.2 million in 2024 (2023: €5.0 million, 2022: €169.2 million). In 2022, the UK Authority was the largest customer due to the UK Supply Agreement
5.5.4 Assets and liabilities related to contracts with customers
See Note 5.18 for details on trade receivables, Note 5.19 for details on costs to obtain a contract, Note 5.28 for details of contract liabilities and Note 5.29 for details of refund liabilities.